Business developments - Sale (Details 5) - Disposal Group, Held-for-sale, Not Discontinued Operations [Member] - TSSP [Member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	May 03, 2016
Sale
Disposal Group, Including Discontinued Operation, Consideration		$ 1,270
Disposal Group, Including Discontinued Operation, Description and Timing of Disposal	Sale of distressed credit portfolio On May 3, 2016, Credit Suisse announced the signing of a Master Purchase Agreement to sell USD 1.27 billion of credit assets including a part of the Credit Suisse distressed portfolio to TSSP, the credit and special situations platform of TPG, a global private investment firm. The Credit Suisse distressed portfolio purchased by TSSP is comprised of over 270 instruments across asset types and geographies relating to approximately 170 companies.